DELAWARE GROUP® EQUITY FUNDS V

Delaware Small Cap Core Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated March 29, 2016
(as amended and restated on May 2, 2016)

Effective as of the date of this supplement, the following replaces the information in the prospectus section entitled "Fund summary – Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Francis X. Morris	Senior Vice President, Chief Investment Officer – Core Equity	November 2004
Christopher S. Adams, CFA	Vice President, Senior Portfolio Manager	November 2004
Michael S. Morris, CFA	Vice President, Senior Portfolio Manager	November 2004
Donald G. Padilla, CFA	Vice President, Senior Portfolio Manager	November 2004
David E. Reidinger	Vice President, Senior Portfolio Manager	October 2016

Effective as of the date of this supplement, the following replaces the biographical information in the prospectus section entitled "Who manages the Fund – Portfolio managers":

Portfolio managers
Francis X. Morris, Christopher S. Adams, Michael S. Morris, Donald G. Padilla and David E. Reidinger have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. F. Morris, Adams, M. Morris, and Padilla assumed responsibility for the Fund in November 2004. Mr. Reidinger assumed responsibility for the Fund in October 2016.

Francis X. Morris, Senior Vice President, Chief Investment Officer — Core Equity
 Francis X. Morris joined Delaware Investments in 1997 as a vice president and portfolio manager, and is currently the chief investment officer for Core Equity investments. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset class portfolios. In addition, Morris serves as a Trustee for the Delaware Management Holdings, Inc. (Delaware Investments) 401(k) and Retirement Plan. Prior to joining the firm, Morris was vice president and director of equity research at PNC Asset Management. He received a bachelor's degree from Providence College and holds an MBA from Widener University. He is currently a member of the Business Advisory Council of the Providence College School of Business. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. He is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams, CFA, Vice President, Senior Portfolio Manager
 Christopher S. Adams is a senior portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. From 1995 to 1998, he was the firm's vice president, strategic planning. Prior to joining Delaware Investments in 1995 as assistant vice president of strategic planning, Adams had approximately 10 years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Adams holds both bachelor's and master's degrees in history and economics from the University of Oxford, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. He is a past president of the CFA Society of Philadelphia.

Michael S. Morris, CFA, Vice President, Senior Portfolio Manager
 Michael S. Morris, who joined Delaware Investments in 1999 as assistant vice president and senior analyst, is currently a senior portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. Prior to joining the firm, he worked as a senior equity analyst at Newbold's Asset Management, covering financial stocks. Morris began his investment career in1993 at Ohio Casualty. He earned his bachelor's degree in finance from Indiana University and an MBA from The Wharton School of the University of Pennsylvania. He is a former member of the Bank and Financial Analysts Association.

Donald G. Padilla, CFA, Vice President, Senior Portfolio Manager
 Donald G. Padilla is currently a senior portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. Padilla joined Delaware Investments in 1994 as assistant controller in the firm's treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held various positions at The Vanguard Group. Padilla holds a bachelor's degree in accounting from Lehigh University, and he is a member of the CFA Society of Philadelphia.

David E. Reidinger, Vice President, Senior Portfolio Manager
David E. Reidinger joined Delaware Investments in October 2016 as a senior portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. From June 2004 to September 2016, Reidinger was a senior analyst and portfolio manager at Chartwell Investment Partners, where he worked on the firm's small- and mid-cap growth strategies. Before that, Reidinger was a portfolio manager with Morgan Stanley Investment Management from 2000 to 2003, and a senior equity analyst with Tiger Management from 1998 to 2000. Reidinger began his career in 1993 as an equity research analyst with Goldman Sachs. With more than 20 years of experience as an analyst, he has covered a broad range of industries within the information technology, consumer, and industrial sectors. Reidinger earned bachelor's degrees in both mathematics and economics from Fordham University, and an MBA from Columbia Business School.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 19, 2016.